Exhibit 99.1
Execution Version

VERIZON MASTER TRUST

AMENDMENT NO. 2
dated as of December 22, 2023

to

ADDITIONAL TRANSFEROR RECEIVABLES TRANSFER AGREEMENT
dated as of May 25, 2021, as amended,

among

VERIZON DPPA MASTER TRUST,
as Additional Transferor,

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS,
as Servicer,

and

VERIZON ABS II LLC,
as Depositor

This AMENDMENT NO. 2, dated as of December 22, 2023 (this “Amendment”), is to the ADDITIONAL TRANSFEROR RECEIVABLES TRANSFER AGREEMENT, originally dated as of May 25, 2021, as amended (the “Additional Transferor Receivables Transfer Agreement”), by and among VERIZON DPPA MASTER TRUST, as additional transferor (the “Additional Transferor”), CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS (“Cellco”), as servicer (in such capacity, the “Servicer”), and VERIZON ABS II LLC, as depositor (the “Depositor”).

W I T N E S S E T H

WHEREAS, the parties to this Amendment desire to amend the Additional Transferor Receivables Transfer Agreement to permit the termination of the agreement prior to the termination of Verizon Master Trust (the “Trust”);

WHEREAS, Section 6.1(b) of the Additional Transferor Receivables Transfer Agreement provides that other than as set forth in Section 6.1(c) of the Additional Transferor Receivables Transfer Agreement, the Additional Transferor Receivables Transfer Agreement may be amended by the parties thereto, to add any provisions to, or change in any manner or eliminate any provisions of, the Additional Transferor Receivables Transfer Agreement or for the purpose of modifying in any manner the rights of the Creditors under the Additional Transferor Receivables Transfer Agreement, if (x) Verizon Master Trust (the “Trust”) or Cellco, as administrator (the “Administrator”) delivers an Officer’s Certificate to the Master Collateral Agent and the Owner Trustee stating that the Trust or the Administrator, as applicable, reasonably believes that the amendment will not have a material adverse effect on the interest of any Creditor or (y) the Rating Agency Condition has been satisfied for all Credit Extensions then rated by a Rating Agency with respect to such amendment; and

WHEREAS, Section 6.1(c) and Section 6.1(d) of the Additional Transferor Receivables Transfer Agreement do not apply to this Amendment.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms.  Capitalized terms used in this Amendment and not otherwise defined herein are defined in Appendix A to the Master Collateral Agency and Intercreditor Agreement, dated as of May 25, 2021, as amended, among the Trust, Cellco, as Servicer, U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as master collateral agent (the “Master Collateral Agent”), and the creditor representatives from time to time party thereto.

SECTION 2. Amendments and Modifications to the Additional Transferor Receivables Transfer Agreement.  As of the Effective Date (as defined below), and subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Additional Transferor Receivables Transfer Agreement is hereby amended by amending and restating Section 5.3 of thereof as follows:

This Agreement will terminate on the earlier of (i) the date on which the Trust is terminated under the Trust Agreement and (ii) the date on which, after all Receivables transferred to the Depositor under this Agreement have been paid in full, the Servicer and the Depositor agree to terminate this Agreement, with the written consent of the Trust (or the Administrator on behalf of the Trust).

SECTION 3. Reference to and Effect on the Additional Transferor Receivables Transfer Agreement.

(a)  Beginning on December 22, 2023 (the “Effective Date”) (i) the Additional Transferor Receivables Transfer Agreement shall be and be deemed to be, modified and amended in accordance herewith and this Amendment shall form a part of the terms and conditions of the Additional Transferor Receivables Transfer Agreement for any and all purposes, (ii) each reference in the Additional Transferor Receivables Transfer Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import referring to the Additional Transferor Receivables Transfer Agreement shall mean and be a reference to the Additional Transferor Receivables Transfer Agreement, as amended by this Amendment and (iii) each reference to the Additional Transferor Receivables Transfer Agreement contained in any other Transaction Document and any financing statement filed in connection therewith shall mean and be a reference to the Additional Transferor Receivables Transfer Agreement, as amended by this Amendment.

(b)  The parties hereto (i) agree that, as of the Effective Date, the Additional Transferor will have no further obligations, rights or duties under the Additional Transferor Receivables Transfer Agreement and (ii) affirm that the obligations of the Servicer (or if Cellco is no longer the Servicer, then Cellco in its individual capacity) under the Additional Transferor Receivables Transfer Agreement will survive the termination of the Additional Transferor and will continue until the Additional Transferor Receivables Transfer Agreement is terminated pursuant to Section 5.3 thereof.

(c)  The Additional Transferor Receivables Transfer Agreement (except as specifically amended herein) shall remain in full force and effect and the Additional Transferor Receivables Transfer Agreement is hereby ratified and confirmed in all respects by each of the parties hereto.

SECTION 4. Conditions Precedent.  This Amendment shall become effective as of the Effective Date upon (i) receipt by the parties hereto of this Amendment duly executed by the parties hereto and (ii) delivery by the Administrator of an Officer’s Certificate to the Master Collateral Agent and the Owner Trustee stating that the Administrator reasonably believes that this Amendment will not have a material adverse effect on the interest of any Creditor, as required by Section 6.1(b) of the Additional Transferor Receivables Transfer Agreement.

SECTION 5. Certain Representations and Warranties.

(a)  Each of the Servicer and the Depositor hereby represents and warrants to the other parties hereto as of the date hereof that, solely with respect to itself:

(i)  the representations and warranties made by it in the Additional Transferor Receivables Transfer Agreement are true and correct in all material respects both on and as of the date hereof and immediately after giving effect to this Amendment and the transactions contemplated hereby (except to the extent such representations and warranties relate solely to an earlier date and then are true and correct as of such earlier date); provided, however, in the case of a breach of a representation or warranty described in Section 3.4 of the Additional Transferor Receivables Transfer Agreement, such breach shall not result in a failure of this representation to be true and correct unless such breach is not timely cured or remedied in accordance with Section 3.4 of the Additional Transferor Receivables Transfer Agreement;

(ii)  the execution, delivery and performance by it of this Amendment are within its organizational powers, have been duly authorized by all necessary action, and do not contravene (1) its organizational documents, (2) any Law applicable to it, (3) any contractual restriction binding on or affecting it or its property or (4) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property; and

(iii)  this Amendment, having been duly executed by each other party hereto, constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors’ rights generally and, if applicable, the rights of creditors from time to time in effect or by general principles of equity.

(b)  The Trust hereby represents and warrants to the other parties hereto as of the date hereof that no Potential Default, Event of Default, Potential Amortization Event, Amortization Event, Potential Servicer Termination Event or Servicer Termination Event exists or shall occur as a result of this Amendment or the transactions contemplated hereby.

SECTION 6. Governing Law.  THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

SECTION 7. Submission to Jurisdiction.   Each party submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for legal proceedings relating to this Amendment.  Each party irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or in the future have to the venue of a proceeding brought in such a court and any claim that the proceeding was brought in an inconvenient forum.

SECTION 8. Waiver of Jury Trial.   TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, THIS AMENDMENT OR ANY MATTER ARISING THEREUNDER WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

SECTION 9. Severability.  If a part of this Amendment is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Amendment and will not affect the validity, legality or enforceability of the remaining Amendment.

SECTION 10. Headings.  The headings in this Amendment are included for convenience and will not affect the meaning or interpretation of this Amendment.

SECTION 11. Counterparts.  This Amendment may be executed in multiple counterparts.  Each counterpart will be an original and all counterparts will together be one document.

SECTION 12. Electronic Signatures. Each party agrees that this Amendment and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first written above.

VERIZON DPPA MASTER TRUST

By: Cellco Partnership d/b/a Verizon Wireless, as
administrator of Verizon DPPA Master Trust

By:	/s/ Kee Chan Sin
Name:	Kee Chan Sin
Title:	Vice President and Assistant Treasurer

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS,
as Servicer

By:	/s/ Kee Chan Sin
	Name:	Kee Chan Sin
	Title:	Vice President and Assistant Treasurer

VERIZON ABS II LLC,
as Depositor

By:	/s/ Kee Chan Sin
	Name:	Kee Chan Sin
	Title:	Chief Financial Officer